PLACEMENT UNIT AGREEMENT

PLACEMENT UNIT AGREEMENT (this “Agreement”) made as of this day of , 2006 among Shine Media Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-1, as amended (File No. 333-127093) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of up to 6,000,000 units, each unit (“Unit”) consisting of one share of the Company’s common stock, $.0001 par value (the “Common Stock”), and (ii) two warrants (the “Warrants”), each Warrant to purchase one share of Common Stock; and

WHEREAS, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 133,333 units (the “Placement Units”) substantially identical to the Units being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Units, Common Stock and Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Purchaser desires to acquire the number of Placement Units set forth opposite his name on Schedule A hereto; and

WHEREAS, the Warrants included in the Placement Units shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Common Stock and the Warrants comprising the Placement Units and the Common Stock underlying such Warrants (collectively, the “Registrable Securities”) on the terms set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.  Purchase of Units. The Purchasers hereby agree, directly or through nominees, to purchase an aggregate of 133,333 Placement Units at a purchase price of $6.00 per Placement Unit, or an aggregate of $800,000 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2.  Closing. The closing of the purchase and sale of the Placement Units (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than the date on which the SEC declares the Registration Statement effective, provided the underwriting agreement is signed and executed with lead underwriter (the “Effective Date”). On the Effective Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to the trust account at JPMorgan Chase NY Bank, maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The certificates for the Common Stock and Warrants comprising the Placement Units shall be delivered to the Purchasers promptly after the payment of the Purchase Price.

3.  Voting of Shares . If the Company solicits approval of its stockholders of a Business Combination, the Purchasers shall vote all of the shares of the Common Stock acquired by the Purchasers (i) pursuant to this Agreement, (ii) in the IPO and (iii) in the aftermarket in accordance with the vote of the holders of a majority of the shares of Common Stock voted by the public stockholders and therefore waive any redemption rights they might have with respect to certain of such shares. As used herein, a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition of, or similar business combination with, one or more an operating business in the security industry selected by the Company.

4.  Waiver of Liquidation Distributions. In connection with the Placement Units purchased pursuant to this Agreement, the Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

5.  Lock-Up Agreement. Prior to the consummation of a Business Combination, the Purchasers shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any Placement Units and the shares and warrants comprising the Placement Units, or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Placement Units or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares or any such securities, whether any such transaction is to be settled by delivery of shares or such other securities, whether any such transaction is to be settled by delivery of shares or such other securities, in cash or otherwise (collectively “Transfer”), provided, however, that the following Transfers shall be allowed, on condition that prior to such Transfer, each permitted transferee or the trustee or legal guardian for each permitted transferee agrees in writing to be bound by the terms of this Agreement: (a) transfers resulting from the death of any of the Purchasers, (b) transfers by operation of law, (c) any transfer for estate planning purposes to persons immediately related to the transferor by blood, marriage or adoption, or (d) transfers to any trust solely for the benefit of such transferor and/or the persons described in the preceding clause.

6.  Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

6.1  The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

6.2  The Placement Units, Common Stock and Warrants are being acquired for the Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

6.3  The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

7.  Registration Rights. The Purchasers shall have registration rights pursuant to the Registration Rights Agreement, dated as of , 2006, by and among the Company and the Investors listed on the signature page thereto.

8.  Waiver and Indemnification. The Purchasers hereby waive any and all rights to assert any present or future claims, including any right of rescission, against the Company or the underwriters in the IPO with respect to their purchase of the Placement Units, provided that the present or future claims shall not be due to the negligence and default by the Company or the underwriters in the IPO, and each Purchaser agrees jointly and severally to indemnify and hold the Company and the underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by any Purchaser of the Placement Units or their transferees, heirs, assigns or any subsequent holders of the Placement Units.

9.  Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

10.  Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____day of         , 2006.

SHINE MEDIA ACQUISITION CORP.

By:
Richard L. Chang, Chairman

SCHEDULE A

Name	Address	Units